UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	May 25, 2021 (commencement of operations) – August 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Sustainable Future ETF

Annual report
8 | 31 | 21

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
PFUT

Putnam
Sustainable Future
ETF

Annual report
8 | 31 | 21

Message from the Trustees

October 11, 2021

Dear Shareholder:

As the season changes to autumn, U.S. financial markets continue to perform well. Impressive corporate earnings have helped stock prices this year. In the broader economy, interest rates could move higher as the Federal Reserve weighs reducing policy support. Congress is considering lifting tax rates, and the Covid-19 pandemic persists.

Amid such uncertainties, well-managed companies adapt, and may offer attractive investment potential. Putnam’s research teams, practicing their active discipline, continue to focus on positioning your fund in companies with prospects to perform whether market conditions are friendly or otherwise.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value. See below and pages 7–8 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at net asset value. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from fund inception on 5/25/21 to 8/31/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices provided by Bloomberg Index Services Limited.

2 Sustainable Future ETF

How were conditions for stock market investors during the reporting period?

STEPHANIE For this abbreviated reporting period — from the fund’s commencement of operations on May 25, 2021, through August 31, 2021 — stocks overall delivered positive returns. Markets experienced some volatility due to concerns about rising inflation and the spread of the Delta variant of Covid-19, which led to an increase in cases worldwide. However, U.S. growth stocks were boosted by positive economic data and strong second-quarter 2021 earnings results from businesses.

How did the fund perform in this environment?

KATHERINE The fund returned 12.44% for the reporting period, slightly underperforming its benchmark, the Russell Midcap Growth Index, which returned 12.55%. The fund outperformed its Lipper peer group, which averaged a return of 11.78% for the period.

What were some holdings that contributed to performance during the period?

STEPHANIE Lightspeed Commerce, an e-commerce software provider, was a top

Sustainable Future ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Sustainable Future ETF

contributor for the period. The company benefited as small businesses, which are among its key customers, began to recover from pandemic-related shutdowns. Lightspeed also continued to make strategic acquisitions to build out its offering to customers.

Another portfolio highlight was Danaher, a diversified healthcare company that reported better-than-expected earnings and revenue growth. Danaher benefited from an acceleration in its core business related to the ongoing Covid-19 pandemic. The company also made a strategic acquisition in a key growth area of life sciences, which was helpful for both organic growth and earnings.

Could you discuss some holdings that detracted from performance during the period?

KATHERINE Nevro, a medical device company specializing in helping patients who suffer from chronic pain, was a detractor during the period. The business faced deceleration in the overall market for spinal cord stimulation through August. Nevro lowered its expectations for revenue and earnings growth due to fewer trial implants. We continued to own Nevro at period-end as we believe the market for discretionary medical procedures like spinal cord stimulation will eventually rebound.

STEPHANIE Laird Superfood, a maker of plant-based food products, was also a detractor for the period. The company lowered its forward guidance due to slower wholesale revenue growth and a delay in the launch of a new product. We continued to own Laird at the end of the period. We believe new product launches will drive wholesale growth, and in our view, the company’s direct-to-consumer business remains very strong.

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semitransparent ETF, making it different from a passive ETF or a traditional active ETF. As a semitransparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk-reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

As the fund begins its first full fiscal year, what is your outlook and how are you positioning the portfolio?

KATHERINE The complexities of the past 20 months have brought tremendous challenges for individuals and society. One important observation about those challenges is that investors have come to understand how so many of our social, economic, climate, and health-related issues are intertwined. As a result, many companies are taking a more systemic and holistic view of how their businesses fit into all these bigger systems. Now more than ever, we believe sustainable

Sustainable Future ETF 5

companies could prove to be more financially resilient and more beneficial than others over the long term, creating meaningful value.

Our portfolio invests in companies whose products and services strive to provide solutions to essential sustainability challenges. Our investment thesis is that solutions-oriented companies with potential to create positive social and environmental impact also demonstrate potential for strong growth and long-term financial performance. The stocks of these companies are typically, but not always, considered to be growth stocks, and are often mid cap or small cap in size. Some examples of areas where a company might offer sustainable solutions include the prevention and treatment of chronic disease, access to information and opportunity, and growth of the renewable energy supply.

Thank you, Katherine and Stephanie, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Sustainable Future ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from May 25, 2021 (commencement of fund operations), through August 31, 2021, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Fund performance Total return for the period ended 8/31/21

Life of fund
(since 5/25/21)
Net asset value	12.44%
Market price	12.47

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 8/31/21

Life of fund
(since 5/25/21)
Russell Midcap Growth Index	12.55%
Lipper Multi-Cap Growth Funds category average*	11.78

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 8/31/21, there were 510 funds in this Lipper category.

Sustainable Future ETF 7

Fund price and distribution information For the period ended 8/31/21

Share value	Net asset value	Market price
5/25/21*	$25.00	$25.00
8/31/21	28.11	28.12

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the ETF.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/21

Life of fund
(since 5/25/21)
Net asset value	6.59%
Market price	6.80

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 8/31/21*	0.64%
Annualized expense ratio for the period from 5/25/21 (commencement of operations)
to 8/31/21†	0.64%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Expense ratio is for the fund’s most recent fiscal period. As a result of this, the ratio may differ from the expense ratio in the financial highlights.

8 Sustainable Future ETF

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment from 5/25/21 (commencement of operations) to 8/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$1.84
Ending value (after expenses)	$1,124.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 5/25/21 (commencement of operations) to 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (99); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the period from 5/25/21 (commencement of operations) to 8/31/21, use the following calculation method.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.26
Ending value (after expenses)	$1,021.98

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the period from 5/25/21 (commencement of operations) to 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Sustainable Future ETF 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Sustainable Future ETF

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Sustainable Future ETF 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2021, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

12 Sustainable Future ETF

Trustee approval of management contract

General conclusions

In April 2021, the Putnam ETF Trust’s (the “Trust”) Board of Trustees, which oversees the management of each Putnam exchange-traded fund, approved your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Trustees of the Trust who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”) requested and evaluated all information they deemed reasonably necessary under the circumstances in connection with their approval of your fund’s management contract and sub-management contract. In March and April 2021, the Independent Trustees met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management had provided and other information developed with the assistance of their independent counsel.

On April 20, 2021, the Board, including the Independent Trustees, approved the initial execution of your fund’s management and sub-management contracts. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund would represent reasonable compensation in light of the nature and quality of the services to be provided to the fund and the fees paid by competitive funds; and

• That the proposed fee schedule would represent an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated future asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor.

Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

Your fund has an all-inclusive management fee that covers all of the other expenses of the fund with limited exceptions. The Independent Trustees considered the benefits to your fund of the greater predictability in expenses that the all-inclusive management fee provides.

The Trustees considered the proposed management fee for your fund in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s management fee and projected total expense ratio in comparison to comparable Putnam mutual funds and to market competitors.

The information examined by the Trustees in connection with their contract review for your fund also included information regarding fees charged by Putnam Management to certain of its clients other than comparable Putnam mutual funds. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by the fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients.

Sustainable Future ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Sustainable Future ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam Sustainable Future ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Sustainable Future ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 25, 2021 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period May 25, 2021 (commencement of operations) through August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Sustainable Future ETF 15

The fund’s portfolio 8/31/21

COMMON STOCKS (96.8%)*	Shares	Value
Banks (2.0%)
First Republic Bank	925	$184,020
		184,020
Beverages (0.4%)
Zevia PBC Class A †	2,375	32,823
		32,823
Biotechnology (5.5%)
Exact Sciences Corp. †	1,234	128,805
Regeneron Pharmaceuticals, Inc. †	251	169,023
Seagen, Inc. †	858	143,801
Vertex Pharmaceuticals, Inc. †	286	57,283
		498,912
Building products (1.6%)
AZEK Co., Inc. (The) †	2,284	97,047
Trex Co., Inc. †	476	52,246
		149,293
Capital markets (2.2%)
MSCI, Inc.	323	204,969
		204,969
Chemicals (3.5%)
Diversey Holdings, Ltd. †	5,384	94,058
Ecolab, Inc.	488	109,976
Ingevity Corp. †	1,387	111,501
		315,535
Commercial services and supplies (1.2%)
Herman Miller, Inc.	2,524	106,084
		106,084
Containers and packaging (1.8%)
Ball Corp.	1,735	166,491
		166,491
Diversified consumer services (1.2%)
Chegg, Inc. †	1,339	111,432
		111,432
Diversified financial services (1.1%)
Soaring Eagle Acquisition Corp. Class A †	9,634	96,051
		96,051
Diversified telecommunication services (1.1%)
Liberty Global PLC Class C (United Kingdom) †	3,412	98,880
		98,880
Electric utilities (1.5%)
NextEra Energy, Inc.	1,631	136,988
		136,988
Electrical equipment (2.0%)
Sunrun, Inc. †	4,075	180,319
		180,319
Electronic equipment, instruments, and components (3.3%)
Trimble Inc. †	2,005	188,911
Zebra Technologies Corp. Class A †	194	113,911
		302,822

16 Sustainable Future ETF

COMMON STOCKS (96.8%)* cont.	Shares	Value
Food products (2.9%)
Laird Superfood, Inc. †	2,362	$47,075
McCormick & Co., Inc. (non-voting shares)	1,468	126,674
Nomad Foods, Ltd. (United Kingdom) †	3,459	91,283
		265,032
Health-care equipment and supplies (16.5%)
Cooper Cos., Inc. (The)	389	175,326
Danaher Corp.	1,077	349,116
DexCom, Inc. †	256	135,532
Edwards Lifesciences Corp. †	1,883	220,650
Hologic, Inc. †	629	49,785
IDEXX Laboratories, Inc. †	197	132,731
Insulet Corp. †	355	105,723
Mesa Laboratories, Inc.	368	98,227
Nevro Corp. †	633	77,226
ResMed, Inc.	524	152,238
		1,496,554
Health-care providers and services (1.0%)
HealthEquity, Inc. †	1,470	94,330
		94,330
Health-care technology (2.5%)
GoodRx Holdings, Inc. Class A †	2,339	88,929
Teladoc Health, Inc. †	947	136,766
		225,695
Hotels, restaurants, and leisure (3.5%)
Chipotle Mexican Grill, Inc. †	130	247,433
Vail Resorts, Inc. †	245	74,688
		322,121
Industrial conglomerates (0.7%)
Roper Technologies, Inc.	135	65,243
		65,243
Interactive media and services (1.8%)
Bumble, Inc. Class A †	1,345	73,303
Pinterest, Inc. Class A †	1,718	95,469
		168,772
Internet and direct marketing retail (2.2%)
1stDibs.com, Inc. †	2,790	45,505
Etsy, Inc. †	433	93,641
thredUp, Inc. Class A †	3,114	59,695
		198,841
IT Services (2.6%)
GoDaddy, Inc. Class A †	1,696	124,334
Mastercard, Inc. Class A	206	71,323
Shopify, Inc. Class A (Canada) †	30	45,743
		241,400
Life sciences tools and services (5.1%)
Absci Corp. †	1,885	35,400
Bio-Rad Laboratories, Inc. Class A †	256	206,034
Thermo Fisher Scientific, Inc.	412	228,639
		470,073

Sustainable Future ETF 17

COMMON STOCKS (96.8%)* cont.	Shares	Value
Mortgage real estate investment trusts (REITs) (1.5%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	2,291	$138,308
		138,308
Pharmaceuticals (1.7%)
Zoetis, Inc.	766	156,693
		156,693
Road and rail (1.0%)
Lyft, Inc. Class A †	1,961	93,363
		93,363
Semiconductors and semiconductor equipment (6.7%)
Applied Materials, Inc.	1,477	199,587
ASML Holding NV (NY Reg Shares) (Netherlands)	207	172,439
Cree, Inc. †	759	64,500
NXP Semiconductors NV	314	67,551
ON Semiconductor Corp. †	2,404	106,641
		610,718
Software (16.9%)
Adobe, Inc. †	494	327,868
Ceridian HCM Holding, Inc. †	910	102,239
Crowdstrike Holdings, Inc. Class A †	670	188,270
DocuSign, Inc. †	684	202,628
Dynatrace, Inc. †	3,538	243,167
Everbridge, Inc. †	899	141,116
Lightspeed Commerce, Inc. (Canada) †	1,833	203,793
Nuance Communications, Inc. †	847	46,627
Verra Mobility Corp. †	5,944	92,191
		1,547,899
Textiles, apparel, and luxury goods (1.8%)
lululemon athletica, Inc. (Canada) †	407	162,869
		162,869
Total common stocks (cost $8,178,686)		$8,842,530

SHORT-TERM INVESTMENTS (3.2%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%	296,103	$296,103
Total short-term investments (cost $296,103)		$296,103

TOTAL INVESTMENTS
Total investments (cost $8,474,789)	$9,138,633

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 25, 2021 (commencement of operations) through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,136,414.
†	This security is non-income-producing.
R	Real Estate Investment Trust.

18 Sustainable Future ETF

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$267,652	$—	$—
Consumer discretionary	795,263	—	—
Consumer staples	297,855	—	—
Financials	623,348	—	—
Health care	2,942,257	—	—
Industrials	594,302	—	—
Information technology	2,702,839	—	—
Materials	482,026	—	—
Utilities	136,988	—	—
Total common stocks	8,842,530	—	—
Short-term investments	296,103	—	—
Totals by level	$9,138,633	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 19

Statement of assets and liabilities 8/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,474,789)	$9,138,633
Dividends receivable	1,971
Total assets	9,140,604

LIABILITIES
Payable for compensation of Manager (Note 2)	4,190
Total liabilities	4,190
Net assets	$9,136,414

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$8,519,775
Total distributable earnings (Note 1)	616,639
Total — Representing net assets applicable to capital shares outstanding	$9,136,414

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($9,136,414 divided by 325,001 shares)	$28.11

The accompanying notes are an integral part of these financial statements.

20 Sustainable Future ETF

Statement of operations For the period 5/25/21 (commencement of operations) to 8/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $15)	$4,461
Total investment income	4,461

EXPENSES
Compensation of Manager (Note 2)	10,149
Total expenses	10,149

Net investment loss	(5,688)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(46,774)
Total net realized loss	(46,774)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	663,844
Total change in net unrealized appreciation	663,844

Net gain on investments	617,070

Net increase in net assets resulting from operations	$611,382

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 21

Statement of changes in net assets

For the period
5/25/21
(commencement
of operations)
INCREASE IN NET ASSETS	to 8/31/21
Operations
Net investment loss	$(5,688)
Net realized loss on investments	(46,774)
Change in net unrealized appreciation of investments	663,844
Net increase in net assets resulting from operations	611,382
Proceeds from shares sold (Note 4)	6,025,032
Decrease from shares redeemed (Note 4)	—
Total increase in net assets	6,636,414

NET ASSETS
Beginning of period (Note 5)	2,500,000
End of period	$9,136,414

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	100,000
Shares sold (Note 4)	225,001
Shares redeemed (Note 4)	—
Shares outstanding at end of period	325,001

The accompanying notes are an integral part of these financial statements.

22 Sustainable Future ETF

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
5/25/21
(commencement
of operations)
to 8/31/21
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income (loss)[a]	(.03)
Net realized and unrealized
gain (loss) on investments	3.14
Total from investment operations	3.11
Less distributions:
From net investment income	—
Total distributions	—
Net asset value, end of period	$28.11
Total return at net asset value (%)[b]	12.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$9,136
Ratio of expenses to average
net assets (%)[c]	.17*
Ratio of net investment income
to average net assets (%)	(.10)*
Portfolio turnover (%)[d]	20*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 23

Notes to financial statements 8/31/21

Within the following Notes to financial statements, references to “ETF” represent Exchange Traded Fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 25, 2021 (commencement of operations) through August 31, 2021.

Putnam Sustainable Future ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized on December 22, 2020, under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services provide solutions that directly contribute to sustainable social, environmental and economic development (Impact Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy may be changed only after 60 days’ notice to shareholders. In selecting each investment Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

24 Sustainable Future ETF

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit In October 2021, the fund will participate, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

Sustainable Future ETF 25

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$42,429	$—	$42,429

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,688 to decrease accumulated net investment loss, $5,257 to decrease paid-in capital and $431 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$855,514
Unrealized depreciation	(196,446)
Net unrealized appreciation	659,068
Capital loss carryforward	(42,429)
Cost for federal income tax purposes	$8,479,565

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.64% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

26 Sustainable Future ETF

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$5,167,439	$1,252,254
U.S. government securities (Long-term)	—	—
Total	$5,167,439	$1,252,254

Portfolio securities received or delivered through in-kind transactions were $4,310,275 and $—, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 200,001 shares of the fund (61.5% of shares outstanding), valued at $5,622,028.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 22, 2020. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,500,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

Sustainable Future ETF 27

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

28 Sustainable Future ETF

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Sustainable Future ETF 29

* Mr. Cooper is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is Executive Vice President and Chief Operating Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam exchange-traded funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2021, there were four Putnam exchange-traded funds. All Trustees serve as Trustees of all Putnam exchange-traded funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

30 Sustainable Future ETF

Officers

In addition to Aaron M. Cooper, CFA, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Caitlin Robinson (Born 1983)
Vice President and Chief Compliance Officer	Assistant Secretary
Since 2021	Since 2021
Chief Compliance Officer and Chief Risk Officer,	Senior Counsel, Putnam Investments and
Putnam Investments, and Chief Compliance Officer,	Putnam Management
Putnam Management
Janet C. Smith (Born 1965)
Peter Fariel (Born 1957)	Vice President, Principal Financial Officer, Principal
Secretary	Accounting Officer, and Treasurer
Since 2021	Since 2021
Deputy General Counsel, Putnam Investments and	Head of Fund Administration Services, Putnam
Putnam Management	Investments and Putnam Management

Richard T. Kircher (Born 1962)	Stephen J. Tate (Born 1974)
Vice President and BSA Compliance Officer	Vice President and Chief Legal Officer
Since 2021	Since 2021
Assistant Director, Operational Compliance, Putnam	General Counsel, Putnam Investments, Putnam
Investments and Putnam Retail Management	Management, and Putnam Retail Management

Susan G. Malloy (Born 1957)	Mark C. Trenchard (Born 1962)
Vice President and Assistant Treasurer	Vice President
Since 2021	Since 2021
Head of Accounting and Middle Office Services,	Director of Operational Compliance, Putnam
Putnam Investments and Putnam Management	Investments and Putnam Retail Management

Venice Monagan (Born 1977)
Assistant Secretary
Since 2021
Senior Counsel, Putnam Investments and
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Sustainable Future ETF 31

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper, CFA	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Venice Monagan
	Mona K. Sutphen	Assistant Secretary
Investment Sub-Manager
Putnam Investments Limited	Officers	Caitlin Robinson
16 St James’s Street	Aaron M. Cooper, CFA	Assistant Secretary
London, England SW1A 1ER	Executive Vice President	Janet C. Smith
and Chief Operating Officer
Distribution Services		Vice President,
Foreside Fund Services, LLC	James F. Clark	Principal Financial Officer,
Three Canal Plaza, Suite 100	Vice President and Chief	Principal Accounting Officer,
Portland, ME 04101	Compliance Officer	and Treasurer

Custodian	Peter Fariel	Stephen J. Tate
State Street Bank	Secretary	Vice President and
and Trust Company		Chief Legal Officer
Richard T. Kircher
Legal Counsel	Vice President and BSA	Mark C. Trenchard
Dechert LLP	Compliance Officer	Vice President

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP

32 Sustainable Future ETF

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that Dr. Hill qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2021*	$18,900	$ —	$2,100	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

For the fiscal year ended August 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $266,999 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2021*	$ —	$264,899	$ —	$ —

*	For the period May 25, 2021 (commencement of operations) to August 31, 2021

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of Putnam EFT Trust is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: October 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 26, 2021